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                                                                   Exhibit 10.13

RYKOFF-SEXTON



                                 July 18, 1994


HAND DELIVERED
Harold E. Feather


Dear Harold:

          The purpose of this letter is to clarify the letter agreement, dated June 20, 1994 (the "Letter Agreement"), between you and Rykoff-Sexton, Inc. (the "Company").

          Any payments made to you pursuant to the Change of Control Agreement, dated December 11, 1989, between you and the Company, shall reduce, dollar for dollar, the amount of any termination payments to be made to you pursuant to the Letter Agreement.

          To confirm our understanding, please sign and return a copy of this letter to the Company.

                                           Very truly yours,

                                           /s/ Mark Van Stekelenburg

                                           Mark Van Stekelenburg
                                           President and Chief Executive Officer

Agreed and Accepted:


/s/ Harold E. Feather
- --------------------------
Harold E. Feather